Exhibit 10.1

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 17, 2025 between INTERPACE BIOSCIENCES, INC., a Delaware corporation (“Parent”), INTERPACE DIAGNOSTICS CORPORATION, a Delaware corporation (“Diagnostics Corporation”), and INTERPACE DIAGNOSTICS, LLC, a Delaware limited liability company (“Diagnostics”) (Parent, Diagnostics Corporation and Diagnostics, collectively referred to as the “Borrowers” and each individually a “Borrower”) and BROADOAK FUND V, L.P. (“Lender”).

RECITALS

Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of October 29, 2021, as amended, restated or otherwise modified from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Amendments to Agreement.

(a) Section 2.1.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Repayment. Beginning on February 1, 2025 and continuing on each Payment Date thereafter up to and including June 1, 2025, Borrower shall repay the outstanding principal on the Term Loan Advance in an amount equal to $500,000 together with interest due and payable in accordance with Section 2.2(c) hereof. From July 1, 2025 up to and including December 1, 2025, on each Payment Date Borrower shall not make any principal payment but shall pay all accrued and unpaid interest with respect to the Term Loan Advance in accordance with Section 2.2(c) hereof. The remaining principal balance of the Term Loan Advance, including all outstanding principal and accrued and unpaid interest with respect to the Term Loan Advance and all other outstanding Obligations under the Term Loan Advance, shall be due and payable on the Term Loan Maturity Date. After repayment or prepayment, the Term Loan Advance may not be reborrowed.”

(b) The definition of “Term Loan Maturity Date” set forth in Section 13.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Term Loan Maturity Date” is the earlier to occur of (a) December 31, 2025 and (b) a Change in Control.”

(c) A new subsection (d) is hereby added to Section 2.3 of the Agreement as follows:

“(d) Restructuring Fee. Upon signing of this Amendment,, the Borrower shall pay a restructuring fee to Lender in an amount equal to 1% of the then outstanding amount of the Term Loan Advance.”

2. No course of dealing on the part of Lender or its officers, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.

4. As a condition to the effectiveness of this Amendment, Lender shall have received this Amendment, duly executed by each Borrower.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

INTERPACE BIOSCIENCES, INC.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS CORPORATION

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

BROADOAK FUND V, L.P.

By:	/s/ William Snider
Name:	William Snider
Title:	Manager

[Signature Page to Fourth Amendment to Loan and Security Agreement]

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